Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present our financial results and operating data for each quarterly period through June 30, 2016. Effective March 1, 2016, we acquired a 25 percent controlling interest in Phillips 66 Sweeny Frac LLC (Sweeny Frac LLC) for total consideration valued at $236 million (the Initial Fractionator Acquisition). Sweeny Frac LLC owns a natural gas liquids (NGL) fractionator and associated salt dome NGL storage facility. On May 10, 2016, we acquired the remaining 75 percent interest in Sweeny Frac LLC and 100 percent of Standish Pipeline for total consideration of $775 million (the Subsequent Fractionator Acquisition). The Initial and Subsequent Fractionator Acquisitions (collectively, the Acquisitions) were transfers of businesses between entities under common control, which requires them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date, which are referred to as “Predecessors” sections in the tables below.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	62.8	62.3	65.4	70.1	260.6	76.5	106.5			183.0
Operating revenues—third parties	1.1	0.9	0.7	2.3	5.0	2.0	2.1			4.1
Equity in earnings of affiliates	6.1	20.6	25.2	25.2	77.1	24.8	29.9			54.7
Other income	0.1	—	0.1	5.2	5.4	—	0.3			0.3
Total revenues and other income	70.1	83.8	91.4	102.8	348.1	103.3	138.8			242.1

Costs and Expenses
Operating and maintenance expenses	14.8	17.5	15.5	14.4	62.2	17.6	27.9			45.5
Depreciation	5.1	5.3	5.7	5.7	21.8	8.4	14.4			22.8
General and administrative expenses	7.4	6.4	6.2	6.6	26.6	8.1	7.8			15.9
Taxes other than income taxes	1.3	3.1	2.4	2.2	9.0	3.8	5.5			9.3
Interest and debt expense	5.9	9.5	9.2	9.3	33.9	9.9	11.0			20.9
Other expenses	—	0.1	—	—	0.1	—	—			—
Total costs and expenses	34.5	41.9	39.0	38.2	153.6	47.8	66.6			114.4
Income before income taxes	35.6	41.9	52.4	64.6	194.5	55.5	72.2			127.7
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.1	0.3	0.2	0.4			0.6
Net Income	35.4	42.0	52.3	64.5	194.2	55.3	71.8			127.1
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	3.0	4.3			7.3
Net income attributable to the Partnership	35.4	42.0	52.3	64.5	194.2	52.3	67.5			119.8
Less: General partner’s interest in net income attributable to the Partnership	6.4	9.0	11.5	14.1	41.0	15.8	21.1			36.9
Limited partners’ interest in net income attributable to the Partnership	29.0	33.0	40.8	50.4	153.2	36.5	46.4			82.9

Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8	97.3			171.1

Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1	84.4			148.5

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	3.8	4.0	5.7	16.4	29.9	22.7	1.6			24.3
Other income	—	—	—	—	—	0.2	—			0.2
Total revenues	3.8	4.0	5.7	16.4	29.9	22.9	1.6			24.5

Costs and Expenses
Operating and maintenance expenses	1.6	2.1	4.8	14.5	23.0	5.4	—			5.4
Depreciation	0.2	0.1	0.4	3.7	4.4	5.5	0.1			5.6
General and administrative expenses	0.9	1.1	1.2	1.3	4.5	0.9	—			0.9
Taxes other than income taxes	0.7	0.7	0.7	0.9	3.0	1.7	0.1			1.8
Total costs and expenses	3.4	4.0	7.1	20.4	34.9	13.5	0.2			13.7
Income before income taxes	0.4	—	(1.4)	(4.0)	(5.0)	9.4	1.4			10.8
Provision for (benefit from) income taxes	—	—	—	—	—	—	—			—
Net Income (Loss)	0.4	—	(1.4)	(4.0)	(5.0)	9.4	1.4			10.8
Net Income attributable to noncontrolling interests	—	—	—	—	—	3.0	4.3			7.3
Net income attributable to the Predecessor	0.4	—	(1.4)	(4.0)	(5.0)	12.4	5.7			18.1

EBITDA attributable to Predecessors	0.6	0.1	(1.0)	(0.3)	(0.6)	19.9	8.5			28.4
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Operating revenues—related parties	66.6	66.3	71.1	86.5	290.5	99.2	108.1			207.3
Operating revenues—third parties	1.1	0.9	0.7	2.3	5.0	2.0	2.1			4.1
Equity in earnings of affiliates	6.1	20.6	25.2	25.2	77.1	24.8	29.9			54.7
Other income	0.1	—	0.1	5.2	5.4	0.2	0.3			0.5
Total revenues and other income	73.9	87.8	97.1	119.2	378.0	126.2	140.4			266.6

Costs and Expenses
Operating and maintenance expenses	16.4	19.6	20.3	28.9	85.2	23.0	27.9			50.9
Depreciation	5.3	5.4	6.1	9.4	26.2	13.9	14.5			28.4
General and administrative expenses	8.3	7.5	7.4	7.9	31.1	9.0	7.8			16.8
Taxes other than income taxes	2.0	3.8	3.1	3.1	12.0	5.5	5.6			11.1
Interest and debt expense	5.9	9.5	9.2	9.3	33.9	9.9	11.0			20.9
Other expenses	—	0.1	—	—	0.1	—	—			—
Total costs and expenses	37.9	45.9	46.1	58.6	188.5	61.3	66.8			128.1
Income before income taxes	36.0	41.9	51.0	60.6	189.5	64.9	73.6			138.5
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.1	0.3	0.2	0.4			0.6
Net Income	35.8	42.0	50.9	60.5	189.2	64.7	73.2			137.9
Less: Net income attributable to Predecessors	0.4	—	(1.4)	(4.0)	(5.0)	12.4	5.7			18.1
Net income attributable to the Partnership	35.4	42.0	52.3	64.5	194.2	52.3	67.5			119.8
Less: General partner’s interest in net income attributable to the Partnership	6.4	9.0	11.5	14.1	41.0	15.8	21.1			36.9
Limited partners’ interest in net income attributable to the Partnership	29.0	33.0	40.8	50.4	153.2	36.5	46.4			82.9

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (dollars)
Common units	0.39	0.50	0.50	0.61	2.02	0.44	0.51			0.96
Subordinated units—Phillips 66	0.35	—	—	—	1.24	—	—			—

Average Limited Partner Units Outstanding—Basic and Diluted (thousands)
Common units—public	21,047	24,139	24,139	24,139	23,376	24,139	31,397			27,768
Common units—Phillips 66	21,468	41,489	57,743	57,947	44,797	58,490	59,562			59,026
Subordinated units—Phillips 66	35,217	16,254	—	—	12,736	—	—			—
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	283	282	306	283	289	281	287			284
Refined products	462	446	438	522	467	520	606			563
Total	745	728	744	805	756	801	893			847

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306	346			326

Terminals
Terminaling throughput and storage volumes(3)
Crude oil(4)	558	518	536	464	519	502	559			530
Refined products	431	424	441	443	435	427	450			439
Total	989	942	977	907	954	929	1,009			969
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Terminaling throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.44	0.44	0.45	0.51	0.46	0.46	0.48			0.47
Average terminaling and storage revenue	0.38	0.39	0.39	0.42	0.40	0.40	0.38			0.39
* Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	283	282	306	283	289	281	287			284
Refined products*	502	487	485	560	508	570	622			596
Total	785	769	791	843	797	851	909			880

Select Joint Venture Pipelines(2)
Natural gas liquids	97	285	280	280	236	306	346			326

Terminals
Terminaling throughput and storage volumes(3)
Crude oil(4)	558	518	536	464	519	502	559			530
Refined products	431	424	441	443	435	427	450			439
Total	989	942	977	907	954	929	1,009			969
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Terminaling throughput and storage volumes include leased capacity converted to a MBD-equivalent based on capacity divided by days in the period.
(4)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue†*	0.47	0.48	0.49	0.53	0.49	0.50	0.49			0.49
Average terminaling and storage revenue	0.38	0.39	0.39	0.42	0.40	0.40	0.38			0.39
† Excludes average pipeline revenue per barrel from equity affiliates. * Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	31.2	63.0	38.1	65.0	197.3	31.6	57.9			89.5
Maintenance	1.7	1.5	2.2	2.3	7.7	1.2	3.0			4.2
Total Partnership	32.9	64.5	40.3	67.3	205.0	32.8	60.9			93.7

Predecessors*	180.1	234.0	117.6	79.3	611.0	12.4	10.1			22.5
Total Consolidated	213.0	298.5	157.9	146.6	816.0	45.2	71.0			116.2
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.

CASH DISTRIBUTIONS

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)	0.3700	0.4000	0.4280	0.4580	1.6560	0.4810	0.5050			0.9860

Cash Distributions† ($ Millions)
Common units—public	8.9	9.7	10.3	11.1	40.0	11.6	18.7			30.3
Common units—Phillips 66	8.4	23.0	24.8	26.7	82.9	28.3	30.4			58.7
Subordinated units—Phillips 66	13.0	—	—	—	13.0	—	—			—
General partner—Phillips 66	6.4	8.8	11.1	13.6	39.9	15.7	20.7			36.4
Total	36.7	41.5	46.2	51.4	175.8	55.6	69.8			125.4

Coverage Ratio*	1.14x	1.15x	1.40x	1.44x	1.30x	1.15x	1.21x			1.18x
 † Cash distributions declared attributable to the indicated periods.
 * Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	35.8	42.0	50.9	60.5	189.2	64.7	73.2			137.9
Plus:
Depreciation	5.3	5.4	6.1	9.4	26.2	13.9	14.5			28.4
Net interest expense	5.8	9.5	9.1	9.2	33.6	9.7	10.9			20.6
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.1	0.3	0.2	0.4			0.6
EBITDA	47.1	56.8	66.2	79.2	249.3	88.5	99.0			187.5
Distributions in excess of equity earnings	0.7	0.2	4.6	6.6	12.1	4.1	2.2			6.3
Expenses indemnified or prefunded by Phillips 66	0.3	—	1.1	0.5	1.9	0.1	3.9			4.0
Transaction costs associated with acquisitions	1.4	—	0.4	0.4	2.2	1.0	0.7			1.7
EBITDA attributable to Predecessors	(0.6)	(0.1)	1.0	0.3	0.6	(19.9)	(8.5)			(28.4)
Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8	97.3			171.1
Plus:
Deferred revenue impacts**	1.2	2.3	2.5	(1.6)	4.4	1.4	1.3			2.7
Less:
Net interest	6.5	9.5	9.1	9.2	34.3	9.9	10.9			20.8
Income taxes paid	—	0.4	—	(0.1)	0.3	—	0.3			0.3
Maintenance capital expenditures	1.7	1.5	2.2	2.3	7.7	1.2	3.0			4.2
Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1	84.4			148.5
*Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control. **Difference between cash receipts and revenue recognition.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2015*					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr*	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net Cash Provided by Operating Activities	32.9	64.6	49.1	97.0	243.6	71.4	94.6			166.0
Plus:
Net interest expense	5.8	9.5	9.1	9.2	33.6	9.7	10.9			20.6
Provision for (benefit from) income taxes	0.2	(0.1)	0.1	0.1	0.3	0.2	0.4			0.6
Changes in working capital	3.2	(15.0)	13.8	(16.3)	(14.3)	14.4	(1.8)			12.6
Undistributed equity earnings	5.8	(2.2)	(0.9)	(2.6)	0.1	(0.6)	1.7			1.1
Accrued environmental costs	—	(0.1)	(0.5)	(0.2)	(0.8)	—	0.1			0.1
Other**	(0.8)	0.1	(4.5)	(8.0)	(13.2)	(6.6)	(6.9)			(13.5)
EBITDA	47.1	56.8	66.2	79.2	249.3	88.5	99.0			187.5
Distributions in excess of equity earnings	0.7	0.2	4.6	6.6	12.1	4.1	2.2			6.3
Expenses indemnified or prefunded by Phillips 66	0.3	—	1.1	0.5	1.9	0.1	3.9			4.0
Transaction costs associated with acquisitions	1.4	—	0.4	0.4	2.2	1.0	0.7			1.7
EBITDA attributable to Predecessors	(0.6)	(0.1)	1.0	0.3	0.6	(19.9)	(8.5)			(28.4)
Adjusted EBITDA	48.9	56.9	73.3	87.0	266.1	73.8	97.3			171.1
Plus:
Deferred revenue impacts†	1.2	2.3	2.5	(1.6)	4.4	1.4	1.3			2.7
Less:
Net interest	6.5	9.5	9.1	9.2	34.3	9.9	10.9			20.8
Income taxes paid	—	0.4	—	(0.1)	0.3	—	0.3			0.3
Maintenance capital expenditures	1.7	1.5	2.2	2.3	7.7	1.2	3.0			4.2
Distributable Cash Flow	41.9	47.8	64.5	74.0	228.2	64.1	84.4			148.5
* Prior-period financial information has been retrospectively adjusted for acquisitions of businesses under common control.
**Primarily deferred revenue.
 † Difference between cash receipts and revenue recognition.